SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

J.B. HUNT TRANSPORT SERVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(State or other Jurisdiction of Incorporation or Organization	Commission File Number	(IRS Employer Identification No.)

615 J.B. Hunt Corporate Drive Lowell, Arkansas	72745	(479) 820-0000
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JBHT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The information in Item 7.01 and Exhibit 99.1 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 and Exhibit 99.1 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of Kirk Thompson and Wayne Garrison as Honorary Founding Directors

On February 28, 2024, the Board of Directors (the “Board”) of J.B. Hunt Transport Services, Inc. (the “Company”) appointed Kirk Thompson, current executive Chairman of the Board, and Wayne Garrison, current director and former Chairman of the Board, to serve in a newly established Board advisory role of Honorary Founding Director effective as of the Company’s upcoming annual meeting of shareholders in April 2024 (the “Annual Meeting”). In assuming this new role, Mr. Thompson will retire as Chairman of the Board and as a director of the Company and Mr. Garrison will retire as a director of the Company, each effective upon completion of their current terms as directors at the Annual Meeting.

The Board established the Honorary Founding Director role for the purposes of retaining the extensive and valuable experience and insights of Messrs. Thompson and Garrison beyond their service as directors of the Company in light of their long-standing dedication and service as executives and directors of the Company and their status as highly regarded and trusted advisors in the eyes of management, the Board and the Company’s founding shareholder, Mrs. Johnelle Hunt. As Honorary Founding Directors, Messrs. Thompson and Garrison will provide advice and strategic counsel to the Board and executive management of the Company and will, upon invitation by the Board, be expected to attend meetings of the Board of Directors and its committees, excluding executive sessions. The Honorary Founding Directors will also receive access to all information and materials provided to the Board. Honorary Founding Directors will not be entitled to vote on or consent to any matter considered by the Board or its committees and will not be considered in determining whether or not a quorum is present for any meeting. Each Honorary Founding Director will serve in an employee capacity reporting to the Chairman of the Board until his resignation or removal.

Appointment of John N. Roberts, III as Chairman of the Board and Shelley Simpson as Chief Executive Officer

On February 28, 2024, the Board also appointed John N. Roberts, III, Chief Executive Officer of the Company, to assume the role of executive Chairman of the Board upon Mr. Thompson’s retirement from the Board. In addition, the Board appointed Shelley Simpson to serve as Chief Executive Officer of the Company effective July 1, 2024, and nominated her for election to the Board at the Annual Meeting. Ms. Simpson will continue serving as the Company’s President upon her promotion to Chief Executive Officer. Mr. Roberts will retire as Chief Executive Officer effective July 1, 2024, and will continue serving as executive Chairman of the Board following his retirement as Chief Executive Officer.

Ms. Simpson, 52, has served as the Company’s President since August 1, 2022. Prior to becoming President, she served as Chief Commercial Officer from 2017 to 2022 and Executive Vice President of People and Human Resources from 2020 to 2022. From 2017 to 2020, she served as the Company’s President of Highway Services, a position created by combining the Company’s executive management of its Integrated Capacity Solutions and Truckload segments. Ms. Simpson previously served as President of Integrated Capacity Solutions from 2007 to 2017 and President of Truckload from 2014 to 2017. She also served as the Company’s Chief Marketing Officer from 2011 to 2017. Ms. Simpson joined the Company in 1994 as an hourly customer service representative.

Effective July 1, 2024, Ms. Simpson’s annual base salary will increase to $900,000 and Mr. Roberts’s annual base salary will decrease to $826,400. In connection with her promotion, on July 1, 2024, Ms. Simpson will be awarded performance-based restricted share units representing 9,634 shares of our common stock, which will vest on the same terms as the Company’s annual equity awards granted to its executive leadership team in January 2024, with 75% of the award vesting in four equal annual installments beginning on January 31, 2024, subject to the Company’s achievement of predetermined annual operating income targets preceding the applicable vesting date, and 25% of the award vesting on March 31, 2027, subject to the Company’s achievement of predetermined return on invested capital (ROIC) targets relative to the ROIC performance of certain peer group companies for the three-year period ending December 31, 2026. She will also receive on July 1, 2024, a promotional award of restricted share units valued at $5 million which will vest in three equal annual installments on July 1, 2031, 2032 and 2033. Ms. Simpson and Mr. Roberts each remain eligible to receive an annual bonus consistent with the Company’s annual operating income bonus plan under the previously disclosed terms of such plan.

The Company has not entered into any written employment agreement with Ms. Simpson or Mr. Roberts.

ITEM 7.01.     REGULATION FD DISCLOSURE

On February 29, 2024, we issued a news release announcing leadership changes involving the Company’s Board of Directors and Chief Executive Officer. A copy of that news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	News release dated February 29, 2024, issued by J.B. Hunt Transport Services, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 29th day of February, 2024.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts, III
John N. Roberts, III
Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ John Kuhlow
John Kuhlow
Chief Financial Officer,
Executive Vice President
(Principal Financial Officer)